EXHIBIT "D"

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Western Power & Equipment Corp.
Vancouver, WA

      We hereby consent to the use in this Form 8-K of our report included herein dated May 9, 2001, relating to the audited financial statements of SupplyPoint, Inc.


                                    Seligson & Giannattasio LLP

N. White Plains, NY
May 25, 2001